Gabelli Enterprise Mergers and Acquisitions Fund

A Portfolio of Gabelli 787 Fund, Inc.

SUMMARY PROSPECTUS February 28, 2014

Class AAA (EAAAX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated February 28, 2014, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Gabelli Enterprise Mergers and Acquisitions Fund (the “Fund”) seeks to provide capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA Shares of the Fund.

Class AAA Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.94%
Distribution (Rule 12b-1) Fees	0.25%
Other Expenses	0.30%

Total Annual Fund Operating Expenses	1.49%

Expense Example

This example is intended to help you compare the cost of investing in Class AAA Shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$152	$471	$813	$1,779

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 197% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund intends to invest primarily in equity securities of companies believed to be likely acquisition targets within twelve to eighteen months. The Fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”), determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the Fund may purchase (if it does not already hold) or increase its investment in the selling company’s securities, offering the Fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The Fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities.

The Fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium, or small market capitalizations. The Fund generally invests in securities of U.S. companies, but also may invest its assets in foreign securities, including emerging market securities. The Fund may engage in various portfolio strategies, including using derivatives, to seek enhanced returns or to hedge investment risks.

The Fund intends to invest primarily in common stocks, but it may also invest in other securities that the Adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants, and securities convertible into common stock, including convertible securities which are below investment grade. The Fund may also invest in debt securities, including in debt securities which are below investment grade (“junk bonds”). It is expected that the Fund will engage in active or frequent trading of portfolio securities to achieve its investment objective.

In choosing investments, the Adviser searches for the best values on securities that it believes have the potential to achieve the Fund’s investment objective of capital appreciation. In seeking to identify companies that are likely to be acquisition targets, the Adviser considers, among other things, consolidation trends within particular industries, whether a particular industry or company is undergoing a fundamental change or restructuring, the Adviser’s assessment of the “private market value” of individual companies and the potential for an event or catalyst to occur that enhances a company’s underlying value. The “private market value” of a company is the value that the Adviser believes informed investors would be willing to pay to acquire the entire company. The Adviser seeks to limit risk of excessive loss of capital by utilizing various investment strategies, including investing in value oriented equity securities that should trade at a significant discount to the Adviser’s assessment of their private market value.

In evaluating arbitrage opportunities with respect to companies involved in publicly announced mergers or other corporate restructurings, the Adviser seeks to identify investments in companies where the discount from the stated or appraised value of the security significantly overstates the risk of the contingencies involved in completing the transaction, significantly undervalues the securities, assets, or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction, or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the acquirer and the dynamics and business climate when the offer of the proposal is in progress. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover rate of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described, which, in its view, have a reasonable prospect of capital appreciation that is significant in relation to both risks involved and the potential of available alternate investments. The Adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the Adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

The Fund is non-diversified which means it may focus its investments in a limited number of issuers.

Principal Risks

You May Want to Invest in the Fund if:

•	you are a long term investor
•	you seek both growth of capital and some income
•	you believe that the market will favor value over growth stocks over the long term
•	you wish to include a value strategy

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. Your investment in the Fund is not guaranteed; you may lose money by investing in the Fund. When you sell Fund shares, they may be worth more or less than what you paid for them.

The principal risks presented by the Fund are:

•

Convertible Securities Risk.    Convertible securities provide higher yields than the underlying common stock, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock.

•

Interest Rate Risk, Maturity Risk, and Credit Risk.    When interest rates decline, the value of the portfolio’s debt securities generally increases. Conversely, when interest rates rise, the value of the portfolio’s debt securities generally declines. The magnitude of the increase or decline will often be greater for longer term debt securities than shorter term debt securities. It is likely that there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant. It is also possible that the issuer of a debt security will not be able to make interest and principal payments when due.

•

Derivatives Risk.    Derivatives risk is a combination of several risks, including the risks that: (1) an investment in a derivative instrument will not correlate well with the performance of the securities or asset class to which the Fund seeks exposure, (2) a derivative instrument entailing leverage may result in a loss greater than the principal amount invested, and (3) derivatives not traded on an exchange may be subject to credit risk, as well as liquidity risk and the related risk that the instrument is difficult or impossible to value accurately. The methodology the Fund uses to establish the fair value of a derivative may result in a value materially different from the value obtained using an alternative methodology.

•

Equity Risk.    Equity risk is the risk that the prices of the securities held by the Fund will change due to general market and economic conditions, perceptions regarding the industries in which the companies issuing the securities participate, and the issuer company’s particular circumstances.

•

Foreign Securities Risk.    Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•

Issuer-Specific Risk.    The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•

Large-Capitalization Risk.    Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•

Lending Risk.    The Fund may lend portfolio securities with a value of up to 33 1/3% of the Fund’s total assets, including collateral received for securities lent. If the Fund lends securities, there is a risk that the securities will not be available to the Fund on a timely basis, and the Fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities, possible loss of rights in the collateral should the borrower fail financially or a decline in the value of the collateral held by a fund.

•	Leverage Risk. The risk associated with securities or practices, e.g., borrowing, that multiply small price movements into large changes in value.

•

Liquidity Risk.    The risk that certain securities (particularly illiquid securities and restricted securities) may be difficult or impossible to sell at the time and the price that the Adviser would like. This may result in a loss or may be costly to the Fund.

•	Management Risk. If the portfolio manager is incorrect in his assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•	Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

•

Merger Risk.    In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•

Non-Diversification Risk.    As a non-diversified mutual fund, more of the Fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the Fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•

Portfolio Turnover Risk.    High portfolio turnover may result in increased transaction costs to the Fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which will be taxable to shareholders when distributed to them, or loss.

•

Security Risk.    The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon changes in a company’s financial condition as well as overall market and economic conditions.

•

Short Sale Risk.    A “short sale” is the sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

•

Small and Mid-Capitalization Risk.    Risk is greater for the securities of small- and mid-capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•

Special Situations Risk.    The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, and ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. This may be particularly true for the Fund since a different investment adviser was responsible for the management of the Fund prior to March 11, 2008. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

GABELLI ENTERPRISE MERGERS AND ACQUISITIONS FUND

(Total Returns for the Years Ended December 31)

The bar chart above shows the total returns for Class A Shares (which are offered in a separate prospectus) for the calendar years ended 2004, through 2009, and the period from January 1, 2010, through February 28, 2010, and total returns for Class AAA Shares for the period from March 1, 2010, through December 31, 2010, and the calendar years ended 2011, through 2013. The historical performance of the Class A Shares is used for periods before the inception of the Class AAA Shares. Sales loads on Class A Shares are not reflected in the above chart. If sales loads were reflected, the Class A performance would be less than those shown.

During the years shown in the bar chart, the highest return for a quarter was 19.12% (quarter ended June 30, 2009) and the lowest return for a quarter was (17.79)% (quarter ended December 31, 2008).

Average Annual Total Returns (for the years ended December 31, 2013)	Past One Year	Past Five Years	Past Ten Years
Gabelli Enterprise Mergers and Acquisitions Fund Class AAA Shares (first issued on 3/1/10)
Return Before Taxes	13.36%	10.96%	4.91%
Return After Taxes on Distributions	13.36%	10.94%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	7.56%	8.74%	3.62%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	17.94%	7.41%

The returns shown for Class AAA Shares prior to their actual inception dates are those of Class A Shares of the Fund (which are offered in a separate prospectus). All Classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts, including “Roth” IRAs and SEP IRAs (collectively, “IRAs”).

Management

The Adviser.    Gabelli Funds, LLC serves as the Adviser to the Fund.

The Portfolio Manager.    Mr. Mario J. Gabelli, CFA, and Chief Investment Officer — Value Portfolios of the Adviser, has served as Portfolio Manager of the Fund since the Fund’s inception on February 28, 2001.

Purchase and Sale of Fund Shares

The minimum initial investment must be at least $1,000 ($250 for IRAs or “Coverdell” Education Saving Plans). There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 8308, Boston, MA 02266-8308), by personal or overnight delivery (The Gabelli Funds, c/o BFDS, 30 Dan Road, Canton, MA 02021-2809), by bank wire, or by Automated Clearing House (“ACH”) system.

You may also redeem Fund shares by telephone at 800-GABELLI (800-422-3554), on the Internet at www.gabelli.com, or through an automatic cash withdrawal plan.

You can also place orders to purchase or sell Fund shares through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), an affiliate of the Adviser. The broker-dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains to taxable investors, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2761 2014